UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2004

TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12025 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)

(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
SIGNATURE
Index to Exhibits
Third Amended and Restated By-Laws of TRW Automotive Holdings Corp.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     On November 16, 2004, the Board of Directors of TRW Automotive Holdings Corp. (the “Company”) voted to amend Section 1.6 of the Company’s Second Amended and Restated By-laws to provide that a plurality of the votes cast in favor of a nominee at a meeting of stockholders shall be required for, and sufficient to, elect a director. The amendment was effective immediately.

By-law Section 1.6 previously read as follows:

Section 1.6. Voting. At all meetings of the stockholders, each stockholder shall be entitled to vote, in person or by proxy, the shares of voting stock owned by such stockholder of record on the record date for the meeting. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of law, of the Corporation’s Second Amended and Restated Certificate of Incorporation (as the same may be amended), or of these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

By-law Section 1.6 has been amended to read as follows (changes are shown in bold):

Section 1.6. Voting. At all meetings of the stockholders, each stockholder shall be entitled to vote, in person or by proxy, the shares of voting stock owned by such stockholder of record on the record date for the meeting. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question (other than the election of directors) brought before such meeting, unless the question is one upon which, by express provision of law, of the Corporation’s Second Amended and Restated Certificate of Incorporation (as the same may be amended), or of these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Subject to the rights (if any) of the holders of any series of preferred stock to elect directors from time to time as provided by the Corporation’s Second Amended and Restated Certificate of Incorporation (as the same may be amended), a plurality of the votes cast in favor of a nominee at the stockholders meeting shall be required for, and sufficient to, elect a director.

The Board of Directors also directed that the By-laws, as amended to reflect the amendment to Section 1.6, be restated. The full text of the amended and restated By-laws is attached hereto as Exhibit 3.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
3.2	Third Amended and Restated By-laws of TRW Automotive Holdings Corp.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: November 17, 2004	By:	/s/ Joseph S. Cantie

Joseph S. Cantie
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
3.2	Third Amended and Restated By-laws of TRW Automotive Holdings Corp.